UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2021

WAVE SYNC CORP.

 (Exact name of registrant as specified in its charter)

Delaware	001-34113	74-2559866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, Suite 1001, New York, NY 10036
(Address of principal executive offices)

(852) 98047102
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2021 (the “Commencement Date”), Wave Sync Corp. (the “Company”) and Joseph Stone Capital, LLC (“JSC”) entered into an Advisory and Finder Agreement (the “Agreement”). Pursuant to the Agreement, JSC has been engaged to advise the Company on matters related to the Company’s capital market activities. Additionally, at the request of the Company, JSC will help the Company identify one or more investors, business and/or financing opportunities (each a “Target”).

Within two business days of the execution of the Agreement, the Company shall pay JSC an initial advisory fee equal to $12,500 plus $5,000 in non-accountable expenses. In addition, the Company shall pay JSC another $9,500 advisory fee, $3,000 escrow expense plus additional $5,000 in non-accountable expenses upon the closing of an initial transaction (if any) with investors identified by the Company. With respect to investors introduced to the Company directly or indirectly by JSC, JSC shall be paid a cash fee equal to ten percent of the gross proceeds raised by the Company from any such investor (the “Commission Fee”).

The Agreement shall continue in effect for a period of three (3) months from the Commencement Date and may be terminated upon thirty (30) days of written notice by either party after the three (3) months. Should the Company effectuate a transaction (as defined in the Agreement) with any of the Target(s) identified by Advisor in the eighteen (18)-month period after termination of Agreement, Advisor will be due the Commission Fee. JSC also has a right of first refusal with respect to any financings that the Company decides to commence during the 18-month period following the consummation of a Transaction (as defined in the Agreement”).

The foregoing summary of the Agreement is subject to and qualified in its entirety by the Agreement which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Advisory and Finder Agreement between Wave Sync Corp. and Joseph Stone Capital, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 6, 2021	WAVE SYNC CORP.

	By:	/s/ Jiang Hui
	Name:	Jiang Hui
	Title:	Chief Executive Officer

2